UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2026

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Restatement of Historical Financial Results

On February 23, 2026, the Board of Directors (the “Board”) of Bank of Marin Bancorp (the “Company”), based on the recommendation of, and after consultation with, the Board’s Audit Committee, the Company’s management and the Company’s independent registered public accounting firm, Baker Tilly, concluded that the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2024 and 2023 and the unaudited financial statements as of and for the interim periods ended September 30, 2025, June 30, 2025, March 31, 2025, September 30, 2024, June 30, 2024, and March 31, 2024 (the “Affected Periods”) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Reports on Form 10-Q for each of the applicable interim periods (the financial statements contained in such reports, the “Affected Financials”), should no longer be relied upon due to certain errors made in the Company’s accounting related to the classification of certain reciprocal network deposits and related interest expense as non-interest bearing deposits and non-interest expense that were determined to be material to the Company’s financial condition as reflected in the Affected Financials. Similarly, related earnings releases, press releases, shareholder communications, investor presentations or other communications describing relevant portions of the Affected Financials should no longer be relied upon.

The adjustments required to be made in the Affected Financials were as a result of errors that the Company’s current management identified during the Company’s annual review process related to the preparation of its consolidated financial statements for the year ended December 31, 2025. The errors resulted in impacts to certain line items of the Company’s balance sheet and income statement but did not impact the Company’s net income or earnings per share for any of the Affected Periods. Certain deposits were included in non-interest bearing deposits when they should have been included in interest bearing deposits. Additionally, the expense related thereto was included in deposit network fees within non-interest operating expense instead of interest expense, although the mistaken classification of the expense was determined not to be material and had no impact on net income or earnings per share. The required reclassifications on the balance sheet from non-interest bearing deposits to interest bearing deposits were determined to be material, although the reclassifications are not expected to have any impact on total balance sheet amounts, including total deposits and stockholders’ equity for the Affected Periods. The adjustments to the Company’s income statements for the Affected Periods were deemed necessary for consistency of presentation between prior periods once the adjustments were made to interest expense and non-interest expense for 2025. Because the corrections of these misstatements have, taken as a whole, been determined to be material to the Affected Financials, the Board concluded that the Affected Financials should no longer be relied upon.

A summary of adjustments expected to be made for the years ended December 31, 2023, 2024 and 2025 will include “as reported” and “as adjusted” values for metrics including:
•Non-interest bearing deposits, both end of period and average;
•Interest bearing deposits, both end of period and average;
•Non-interest bearing deposits as a percentage of total deposits;
•Interest expense;
•Net interest income
•Non-interest expense;
•Net interest margin, both reported and tax-equivalent;
•Cost of deposits;
•Cost of interest-bearing deposits;

•Efficiency ratio, both GAAP and non-GAAP

A table reflecting management’s preliminary determination of the adjustments for the Affected Periods follows:

Summary of Reclassifications and Impacts
($ in thousands)	FY 2025	FY 2024	FY 2023	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024

Non-interest-Bearing Deposits - end of period
As reported	1,492,249	1,399,900	1,441,987	1,492,249	1,458,230	1,379,814	1,426,446	1,399,900	1,473,379	1,417,661	1,444,435
As Adjusted	1,254,416	1,274,747	1,309,711	1,254,416	1,245,247	1,218,648	1,277,505	1,274,747	1,331,853	1,285,901	1,318,261
Change	-237,833	-125,153	-132,276	-237,833	-212,983	-161,166	-148,941	-125,153	-141,526	-131,760	-126,174

Interest-Bearing Deposits - end of period
As reported	1,923,293	1,820,115	1,848,088	1,923,293	1,924,346	1,865,234	1,875,525	1,820,115	1,835,870	1,796,116	1,839,667
As Adjusted	2,161,126	1,945,268	1,980,364	2,161,126	2,137,329	2,026,400	2,024,466	1,945,268	1,977,396	1,927,876	1,965,841
Change	237,833	125,153	132,276	237,833	212,983	161,166	148,941	125,153	141,526	131,760	126,174

Non-interest-Bearing Deposits as a percentage of Total Deposits - end of period
As reported	43.7%	43.5%	43.8%	43.7%	43.1%	42.5%	43.2%	43.5%	44.5%	44.1%	44.0%
As Adjusted	36.7%	39.6%	39.8%	36.7%	36.8%	37.6%	38.7%	39.6%	40.2%	40.0%	40.1%
Change	-7.0%	-3.9%	-4.0%	-7.0%	-6.3%	-5.0%	-4.5%	-3.9%	-4.3%	-4.1%	-3.8%

Non-interest-Bearing Deposits - average
As reported	1,433,223	1,448,346	1,656,047	1,506,847	1,419,872	1,398,570	1,406,648	1,452,966	1,460,011	1,421,543	1,458,686
As Adjusted	1,261,562	1,316,737	1,544,208	1,285,578	1,254,958	1,245,025	1,260,482	1,318,943	1,321,648	1,290,874	1,335,405
Change	-171,661	-131,609	-111,839	-221,269	-164,914	-153,545	-146,166	-134,023	-138,363	-130,669	-123,281

Interest-Bearing Deposits - average
As reported	1,886,828	1,838,015	1,726,811	1,925,424	1,925,873	1,855,477	1,839,161	1,831,956	1,820,531	1,839,468	1,860,365
As Adjusted	2,058,489	1,969,624	1,838,650	2,146,693	2,090,787	2,009,022	1,985,327	1,965,979	1,958,894	1,970,137	1,983,646
Change	171,661	131,609	111,839	221,269	164,914	153,545	146,166	134,023	138,363	130,669	123,281

Interest Expense
As reported	42,196	46,613	36,733	10,651	10,876	10,376	10,293	11,246	12,050	11,865	11,452
As Adjusted	46,391	49,691	39,142	12,051	11,913	11,316	11,111	11,970	12,866	12,672	12,183
Change	4,195	3,078	2,409	1,400	1,037	940	818	724	816	807	731

Net Interest Income
As reported	110,232	94,660	102,761	31,181	28,193	25,912	24,946	25,230	24,269	22,467	22,694
As Adjusted	106,037	91,582	100,352	29,781	27,156	24,972	24,128	24,506	23,453	21,660	21,963
Change	-4,195	-3,078	-2,409	-1,400	-1,037	-940	-818	-724	-816	-807	-731

Non-interest Expense
As reported	85,505	81,818	79,481	21,423	21,328	21,490	21,264	18,338	20,417	21,894	21,169
As Adjusted	81,310	78,740	77,072	20,023	20,291	20,550	20,446	17,614	19,601	21,087	20,438
Change	-4,195	-3,078	-2,409	-1,400	-1,037	-940	-818	-724	-816	-807	-731

Net Interest Margin, reported
As reported	3.04%	2.61%	2.60%	3.31%	3.07%	2.91%	2.84%	2.78%	2.68%	2.50%	2.48%
As Adjusted	2.92%	2.53%	2.54%	3.16%	2.95%	2.81%	2.75%	2.70%	2.59%	2.41%	2.40%
Change	-0.12%	-0.08%	-0.06%	-0.15%	-0.12%	-0.10%	-0.09%	-0.08%	-0.09%	-0.09%	-0.08%

Net Interest Margin, tax-equivalent
As reported	3.06%	2.63%	2.63%	3.32%	3.08%	2.93%	2.86%	2.80%	2.70%	2.52%	2.50%
As Adjusted	2.94%	2.55%	2.56%	3.18%	2.97%	2.83%	2.77%	2.72%	2.61%	2.43%	2.42%
Change	-0.12%	-0.08%	-0.06%	-0.14%	-0.11%	-0.10%	-0.09%	-0.08%	-0.09%	-0.09%	-0.08%

Cost of Deposits
As reported	1.26%	1.41%	0.74%	1.19%	1.29%	1.28%	1.29%	1.36%	1.46%	1.45%	1.38%
As Adjusted	1.39%	1.50%	0.82%	1.35%	1.41%	1.39%	1.39%	1.45%	1.56%	1.54%	1.47%
Change	0.13%	0.09%	0.07%	0.16%	0.12%	0.11%	0.10%	0.09%	0.10%	0.09%	0.09%

Cost of Interest-Bearing Deposits
As reported	2.22%	2.52%	1.46%	2.12%	2.24%	2.24%	2.27%	2.44%	2.63%	2.56%	2.46%
As Adjusted	2.24%	2.51%	1.50%	2.16%	2.26%	2.26%	2.27%	2.42%	2.61%	2.56%	2.45%
Change	0.02%	-0.01%	0.04%	0.04%	0.02%	0.02%	0.00%	-0.02%	-0.02%	0.00%	-0.01%

Efficiency Ratio, GAAP
As reported	254.6%	111.6%	73.8%	-60.4%	68.9%	208.8%	76.4%	65.5%	75.2%	-300.4%	83.2%
As Adjusted	276.7%	112.1%	73.2%	-54.3%	67.9%	219.8%	75.7%	64.6%	74.4%	-260.5%	82.7%
Change	22.1%	0.5%	-0.6%	6.1%	-1.1%	11.0%	-0.7%	-0.9%	-0.7%	39.9%	-0.5%

Efficiency Ratio, non-GAAP excluding losses on securities sales
As reported	70.2%	77.3%	73.8%	63.0%	68.9%	74.0%	76.4%	65.5%	75.2%	86.7%	83.2%
As Adjusted	69.1%	76.6%	73.2%	61.4%	67.9%	73.2%	75.7%	64.6%	74.4%	86.3%	82.7%
Change	-1.1%	-0.7%	-0.6%	-1.6%	-1.1%	-0.9%	-0.7%	-0.9%	-0.8%	-0.4%	-0.5%

The foregoing summary is preliminary and while the Company expects to report such estimated adjustments to the Affected Financials, there can be no assurance that the final adjustments made as part of any restatement will not differ materially from these estimates. The Company encourages the review of the complete corrected financial statements discussed below under, “Next Steps”.

Controls and Procedures
Due to the discovery of these errors, the Company’s management is evaluating the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2025, relating thereto. If, and to the extent that, any material weakness is identified in its ICFR, the Company will provide further specifics on its ICFR and its remediation plan in its Annual Report on Form 10-K for the year ended December 31, 2025.

The Company’s management, the Audit Committee and the Board discussed the matters disclosed in this Item 4.02 with Baker Tilly, the Company’s independent registered public accounting firm.

Next Steps
As a result of the misstatements, the Company plans to restate its consolidated financial statements for each of the Affected Periods, which the Company expects to file with the U.S. Securities and Exchange Commission as soon as it is practicable to do so.

Safe Harbor Statement
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the Company’s anticipated restatement of the Affected Financials and the intended timing of the filing of reports with the SEC, are forward-looking statements. The Company generally identifies forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on the Company’s current intentions, beliefs and expectations regarding future events based on information that is currently available. The Company cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from the Company’s expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and, except as required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	2/24/2026	BANK OF MARIN BANCORP
		By:	/s/ David Bonaccorso
David Bonaccorso
Executive Vice President
and Chief Financial Officer